LITMAN GREGORY FUNDS TRUST

Supplement dated November 20, 2014 to

Statement of Additional Information (the “SAI”) of the Litman Gregory Funds Trust

dated April 30, 2014, as supplemented

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters Alternative Strategies Fund:

Passport Capital, LLC is added as a sub-advisor, and John Burbank and Tim Garry are added as portfolio managers, to the Litman Gregory Masters Alternative Strategies Fund. This change is effective as of the date of this Supplement.

The following information is added to the table in the section entitled “Additional Portfolio Manager Information-Other Accounts Managed by Portfolio Managers” on page B-46 of the SAI dated April 30, 2014:

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Alternative Strategies Fund
John Burbank* (Passport Capital, LLC)	1	$10 million	0	$0	0	$0
Tim Garry* (Passport Capital, LLC)	1	$10 million	0	$0	0	$0

*Information is as of July 31, 2014.

The following information is added to the table in the section entitled “Additional Portfolio Manager Information-Other Accounts that Pay Performance-Based Advisory Fees Managed by the Portfolio Managers” on page B-47 of the SAI dated April 30, 2014:

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Alternative Strategies Fund
John Burbank* (Passport Capital, LLC)	0	$0	11	$3,611 million	2	$139 million
Tim Garry* (Passport Capital, LLC)	0	$0	4	$1,387 million	2	$139 million

*Information is as of July 31, 2014.

The following information is added after the section entitled “Additional Portfolio Manager Information-Conflicts of Interest-Nuance Investments, LLC” on page B-53 of the SAI dated April 30, 2014:

Passport Capital, LLC (“Passport”)

Sub-Advisor to the Alternative Strategies Fund

Certain of the accounts for which Passport provides investment advisory services may have performance-based fee arrangements. Such arrangements may potentially create an incentive to favor such accounts that pay a performance-based fee over other accounts, including the Alternative Strategies Fund, in the allocation of investment opportunities. Passport has designed and implemented allocation procedures designed to ensure that all clients are treated fairly and equitably and to prevent this potential conflict from influencing the allocation of investment opportunities among clients.

The following information is added after the section entitled “Additional Portfolio Manager Information-Compensation Structures and Methods-Nuance Investments, LLC” on page B-60 of the SAI dated April 30, 2014:

Passport

Sub-Advisor to the Alternative Strategies Fund

All investment professionals earn a base salary and are eligible for an annual discretionary bonus. Allocations are determined by the Compensation Committee and the lead portfolio manager of the strategy or business arm.

The following information is added to the table in the section entitled “Additional Portfolio Manager Information-Portfolio Manager Securities Ownership” on page B-62 of the SAI dated April 30, 2014:

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
John Burbank* Alternative Strategies Fund	None
Tim Garry* Alternative Strategies Fund	None

*Information is as of October 1, 2014.

Key of Dollar Ranges for Table: A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.

The following information is added after the section entitled “Proxy Voting Policies and Procedures-Nuance” on page B-77 of the SAI dated April 30, 2014:

Passport

Sub-Advisor to the Alternative Strategies Fund

It is Passport’s policy that proxies are voted in accordance with the best interests of the clients who own the fund that hold the subject security. In order to ensure that proxies are voted in the best interests of the client, the portfolio manager or analyst for the security sector of the soliciting issuer will work with other Passport personnel to: (i) Monitor corporate actions by reviewing, prior to voting, all proxy statements received on behalf of clients that have delegated voting authority; (ii) Vote proxies received on behalf of clients that have delegated voting authority unless it is determined that abstaining would best serve client interests; and (iii) Disclose potential conflicts of interest that exist between the Firm (or its principals or employees) and the client’s best interests and either obtain client Fund consent to vote the proxy or delegate voting authority back to the fund or a qualified third party.

Prior to voting, the portfolio manager or analyst will evaluate the following documents and information, as available: (i) proxy statements and other solicitation materials, (ii) published reports of the financial condition and current market position of the issuer and (iii) market conditions and social issues as publicly debated and discussed by reputable sources. Prior to voting the portfolio manager or analyst will evaluate the proxy statement on the basis of one or more of the following factors: (i) the possible impact on the value of the security, (ii) the possible impact on shareholder rights and privileges, (iii) the reasonableness of the proposal, (iv) the possible impact of any proposed mergers, acquisitions and/or corporate restructuring and (v) the possible impact of other issues particular to the proxy statement.

The portfolio manager or analyst contacts Passport’s chief compliance officer to review Passport’s Employee Conflict of Interest Certifications file and the relevant proxy statement received. In the event the portfolio manager or analyst determines that a possible conflict of interest exists between the best interests of the client Fund on whose behalf a proxy will be voted and the interests of Passport or any of its owners, officers, directors or employees, the conflict of interest procedures described below will be followed.

From time to time, certain or all of the Passport-advised funds may enter into securities lending agreements. To the extent that a Passport Fund lends a security pursuant to any such arrangement, Passport may not vote the security during such time and, as such, will refrain from any proxy votes that occur while the applicable security is being lent out.

Passport is sensitive to conflicts of interest that may arise in the proxy decision making process. All potential conflicts of interest must be brought to the attention of Passport’s chief compliance officer who will decide whether or not a conflict in fact exists. Passport’s chief compliance officer will seek to resolve all conflicts in the fund’s best interest. Voting in accordance with the voting factors described above will generally prevent any conflicts that may appear to exist from affecting Passport’s voting. Passport’s chief compliance officer will inquire whether Passport or the portfolio manager deciding how to vote has any interests that could be viewed as potentially conflicting with the interests of Passport’s clients. If there are any potential conflicts, Passport’s chief compliance officer will consult with other senior management and, as appropriate, an independent fiduciary to determine what votes on those proposals would be in the collective best interest of Passport’s clients.

Please keep this Supplement with your Statement of Additional Information.